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                    ASSIGNMENT OF AGREEMENT TO PURCHASE MOTEL


THE STATE OF TEXAS )
                   )   KNOW ALL MEN BY THESE PRESENTS
COUNTY OF DALLAS   )

    THIS ASSIGNMENT OF AGREEMENT TO PURCHASE MOTEL ("Assignment"), is entered and executed by and between HOST FUNDING, INC., a Maryland corporation ("Assignor"), and HOST VENTURES, INC., a Maryland corporation ("Assignee").


                              W I T N E S S E T H:

    Assignor has heretofore entered into that certain Agreement to Purchase Motel (as same may have been from time to time amended, the "Agreement") between Assignor, as purchaser, and Teachers' Retirement System of the State of Illinois, a retirement system created under the laws of the State of Illinois, as seller, covering the property situated in Flagstaff, Coconino County, Arizona more particularly described in the Agreement.

    Assignee desires to purchase from Assignor, and Assignor desires to sell and assign to Assignee, the Agreement.

    NOW, THEREFORE, for and in consideration of the premises and the agreements and covenants herein set forth, together with the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration this day paid and delivered by Assignee to Assignor, the receipt and sufficiency of all of which by Assignor are hereby confessed and acknowledged, Assignor does hereby ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee all of Assignor's right, title and interest in and to the Agreement, and all of the rights benefits and privileges of the buyer thereunder, but subject to all terms, conditions, reservations and limitations set forth in the Agreement.

    TO HAVE AND TO HOLD all and singular the Agreement unto Assignee, its successors and assigns, and Assignor does hereby bind itself and its successors and assigns, to WARRANT and FOREVER DEFEND all and singular the Agreement unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or attempting to claim same, or any part thereof, by, through or under Assignor, but not otherwise.

    It is specifically agreed that Assignor shall not be responsible to the seller under the Agreement for the discharge and performance of any and all duties and obligations to be performed and/or discharged by the buyer thereunder after the date hereof. By accepting this Assignment and by its execution hereof, Assignee covenants and agrees to indemnify, save and hold harmless Assignor from and against any and all loss, liability, claims or causes of action existing in favor of or asserted by the seller under the Agreement arising out of or relating to Assignee's failure to perform any of the obligations of the buyer under the Agreement after the date hereof. Specifically, in furtherance of and without limitation of the foregoing, Assignee hereby assumes the discharge and

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performance of any and all duties to be performed and/or discharged by the buyer under the Agreement after the date hereof.

    Assignor covenants and warrants to Assignee that: (a) Assignor is the lawful owner and holder of all of the right, title and interest of the buyer in and to the Agreement; (b) such right, title and interest is free from all liens, security interest, and other encumbrances of all kinds; (c) the Agreement is in full force and effect and to the best of Assignor's actual knowledge, no default (nor any event which with notice or lapse of time or both could cause a default) has occurred under the Agreement; and (d) Assignor warrants such rights, title, and interests in and to the Agreement to Assignee against all adverse claims.

    All of the covenants, terms and conditions set forth herein shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

    This Agreement may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes, and which constitutes, collectively, one agreement.

    IN WITNESS WHEREOF, Assignee and Assignor have executed this Assignment as of the 31st day of March, 1997.


                                  ASSIGNOR:

                                  HOST FUNDING, INC., a Maryland corporation

                                  By: /s/ Michael S. McNulty
                                      ---------------------------------------
                                      Michael S. McNulty, President


                                  ASSIGNEE:

                                  HOST VENTURES, INC., a Maryland corporation

                                  By: /s/ Michael S. McNulty
                                      ---------------------------------------
                                      Michael S. McNulty, President


APPROVED AND CONSENTED TO this
31st day of March, 1997:

TEACHERS' RETIREMENT SYSTEM OF
THE STATE OF ILLINOIS

By: CAPITAL ASSOCIATES REALTY
    ADVISORS CORP., its investment advisor
    and duly authorized agent



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    By: /s/ Thomas J. Pabian
        ------------------------------------
        Thomas J. Pabian, Executive Vice
        President















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